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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


                       Date of report:       May 22, 2003


                       CLEAR CHANNEL COMMUNICATIONS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                TEXAS                   1-9645               74-1787539
    (State or other jurisdiction     (Commission           (IRS Employer
          of incorporation)          File Number)        Identification No.)


      200 East Basse Road, San Antonio, Texas                78209
     (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code      (210) 822-2828



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ITEM 5. OTHER EVENTS.

        Attached are the Underwriting Agreement and the Opinion of Akin Gump Strauss Hauer & Feld LLP with respect to the offer and sale by Clear Channel Communications, Inc. ("the Company"), of $250,000,000 in aggregate principal amount of the Company's 4.40% Senior Notes due 2011 and $250,000,000 in aggregate principal amount of the Company's 4.90% Senior Notes due 2015 under the Company's Shelf Registration Statement on Form S-3, as amended, registration number 333-76942.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits

            99.1  Underwriting Agreement dated May 16, 2003.

            99.2  Opinion of Akin Gump Strauss Hauer & Feld LLP.

            99.3 Fourteenth Supplemental Indenture dated as of May 21, 2003, to Senior Indenture dated October 1, 1997, by and between Clear Channel Communications, Inc. and The Bank of New York, as Trustee.



                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CLEAR CHANNEL COMMUNICATIONS, INC.

Date: May 22, 2003           By: /s/ HERBERT W. HILL JR.
                                 --------------------------------
                                 Herbert W. Hill, Jr.
                                 Sr. Vice President/Chief Accounting Officer


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                                INDEX TO EXHIBITS

99.1  Underwriting Agreement dated May 16, 2003.

99.2  Opinion of Akin Gump Strauss Hauer & Feld LLP.

99.3 Fourteenth Supplemental Indenture dated as of May 21, 2003, to Senior Indenture dated October 1, 1997, by and between Clear Channel Communications, Inc. and The Bank of New York, as Trustee.